                                                                   EXHIBIT 23.1

                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Cross Timbers Oil Company on Form S-4 of our report dated March 13, 1997, included in Cross Timbers Oil Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Fort Worth, Texas
May 6, 1997